UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2011

BLACKWATER MIDSTREAM CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-51403 (Commission File Number)	26-2590455 (IRS Employer Identification No.)

660 LaBauve Drive Westwego, LA (Address of Principal Executive Offices)	70094 (Zip Code)

(504) 340-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Blackwater Midstream Corp. (the “Company”) and its Board of Directors (the “Board”) believe it is in the best interest of the Company to amend Paragraph 2 in the Company’s 2009 Convertible Promissory Notes (the “2009 Notes”) and 2010 Convertible Promissory Notes (the “2010 Notes”) by adding a paragraph (“Paragraph 2.1”) which would require the Company to pay a conversion price of $0.40 per share pursuant to a change of control event (“Change of Control”) of the Company (as determined by the Board) to compensate holders of the 2009 Notes and the 2010 Notes for any consideration they would have received from interest payments paid until maturity of the 2009 Notes and 2010 Notes due to an earlier Change of Control event of the Company.

On March 28, 2011, the Board, subject to receiving signed amended notes from the applicable holders, approved the amendment to the 2009 Notes and 2010 Notes, which would add to each note a new paragraph, 2.1:

2.1  Note Conversion at Change of Control of the Company. This Note is convertible into common stock of the Company, par value $0.001, at the price of $0.40 per share, upon a Change in Control of the Company event.  A Change of Control of the Company event is to be determined by the Company and the Board.  Upon conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note.

Item 8.01  Other Events.

The Company announces that it had entered into a non-binding Letter of Intent for the sale of the Company’s stock; however, negotiations have been terminated.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Description

10.1**	The September 2009 Offering associated with the 2009 Convertible Promissory Note (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on October 21, 2009 and on Form 8-K/A filed with the Commission on November 18, 2009.)

10.2**	The January 2010 Offering associated with the 2010 Convertible Promissory Note (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on March 22, 2010.)

**   Incorporated by reference to prior filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2011

BLACKWATER MIDSTREAM CORP. a Nevada corporation

By:	/s/ Donald St. Pierre
Donald St. Pierre Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

10.1**	The September 2009 Offering associated with the 2009 Convertible Promissory Note (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on October 21, 2009 and on Form 8-K/A filed with the Commission on November 18, 2009.)

10.2**	The January 2010 Offering associated with the 2010 Convertible Promissory Note (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on March 22, 2010.)

**   Incorporated by reference to prior filings.

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